Exhibit 99

 BakBone Reports Fourth Quarter and Fiscal 2004 Operating Results and Revises
                      Prior Period Financial Statements

  BakBone Transitions to US Generally Accepted Accounting Principles (GAAP)

     * BakBone Software investor relations web site www.bakbone.com/investors

     * Fourth quarter and fiscal 2004 conference call scheduled for 1:30 p.m. Pacific Time; 4:30 p.m. Eastern Time today

     * Conference call will be archived at www.bakbone.com/investors through Friday, June 4, 2004

    SAN DIEGO, May 20 /PRNewswire-FirstCall/ -- BakBone Software (TSX: BKB; OTC Bulletin Board: BKBOF), a global provider of data protection software, today reported operating results for its fourth fiscal quarter and the fiscal year ended March 31, 2004. The Company also announced that it intends to restate its financial statements for fiscal years 2002 and 2003, as well as prior quarters for fiscal 2004.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20031120/SDBAKLOGO )

    In addition, effective immediately and on a go-forward basis, the Company will report all results under US GAAP. Historically, the Company reported its results under Canadian GAAP with annual results reconciled to US GAAP in its Annual Report on Form 20-F filed with the U.S. Securities and Exchange Commission (SEC).

    REVISED PRIOR PERIOD ANNUAL FINANCIAL STATEMENTS

    The restatement of prior period annual financial statements is the result of an extensive analysis by the Company that identified adjustments, which are required to properly state prior period financial statements. The restatement and adjustments will not affect the Company's reported cash flows or cash balances.

    "Today's restatement announcement is unfortunate, particularly in view of the strong momentum and optimism we have seen over the past year with our partners and customers," said Keith Rickard, president and CEO. "In taking the preliminary steps to move toward a NASDAQ listing, including the filing with the SEC of our proxy materials for our recent Special Meeting of Shareholders, we undertook an extensive analysis, which identified the need for us to restate prior period financial statements. This is the appropriate course of action to keep our Company moving in the right direction."

    Certain amounts previously reported in the United States and Canada require restatement; specifically, the accounting for a stock-based compensation program and revenue recognition related to certain contracts. A further description of these corrections and the related adjustments to the Company's financial statements is contained below.

    Deferred Stock-Based Compensation Charges -- Fiscal 2002 and 2003

    The reconciliation from Canadian GAAP to US GAAP for fiscal 2002 did not properly reflect the required treatment of deferred stock-based compensation charges related to the Company's August 2001 voluntary stock option cancellation/regrant program. The financial statements set forth later in this press release for fiscal 2002 and 2003 reflect the appropriate characterization of the stock-based compensation charges. Investors should rely solely on the fiscal 2002 and 2003 financial statements in this press release and not on the previously published reconciliations from Canadian GAAP to US GAAP for fiscal 2002 and 2003.

    The anticipated effect of this non-cash charge increases the previously reported fiscal 2002 stock-based compensation expense by $3.9 million with a corresponding increase to the previously reported net loss for fiscal 2002. In addition, this change increases the Company's previously reported accumulated deficit and share capital by $3.9 million as of March 31, 2002 and March 31, 2003 with no impact on total shareholder equity. Fiscal 2002 and 2003 restated US GAAP financial statements are attached to this press release.

    Revised Fiscal 2004 Quarterly Financial Statements

    Throughout fiscal 2004, the Company publicly reported its quarterly results in Canada and the United States under Canadian GAAP. As a part of the detailed review, certain changes were identified to each of the first three quarters of fiscal 2004.

    For these periods, the accounting for certain customer contracts require adjustment. This is solely a consequence of certain contractual commitments that were not previously considered for revenue recognition purposes. Specifically, the language in each of the related contracts creates a commitment for the Company to provide unspecified future software modifications that may be required by the customer. These potential product modifications provide assurance to these customers that our software product will continue to work with successor releases of operating systems, applications and hardware devices. Due to these contractual commitments, the related revenues recognized during the first three quarters of fiscal 2004 will now be categorized as deferred revenues and will be recognized in future periods.

    The anticipated effect of these changes decreases the previously reported revenues for the first quarter from $7.7 million to $5.5 million, for the second quarter from $6.5 million to $6.3 million, and for the third quarter
from $7.9 million to $7.2 million.   In addition, these changes increase the
Company's previously reported deferred revenues from $4.0 million to $6.2 million for the first quarter, from $4.4 million to $6.9 million for the second quarter, and from $5.5 million to $8.6 million for the third quarter. These amounts are consistent between Canadian and US GAAP.

    Fiscal 2004 quarterly restated results for each of the first, second and third quarters are attached to this press release. In order for investors to compare financial information previously filed, the restated results included in this press release for the Company's first, second and third quarters are presented in accordance with Canadian GAAP. Because the combined results of these three quarters are presented in accordance with Canadian GAAP, certain line items, including net loss, are not consistent with the annual results for fiscal 2004 presented under US GAAP elsewhere in this press release.
Investors should rely solely on the fiscal 2004 quarterly financial statements in this press release and not on the previously published Canadian GAAP quarterly results for the first three quarters of fiscal 2004.

    "We are committed to accurate financial reporting and strive to meet the highest ethical standards in preparing our financial statements," said Rickard. "This restatement does not change the fundamental strength of our business or the delivery of our products and services to our customers. Our executive team and board of directors are wholly committed to moving forward on a solid financial footing and remain focused on the execution of our business strategy and vision."

    The adjustments referred to in this announcement are preliminary estimates and the Company expects to report final results when it files its Form 10-K on or prior to the June 15 deadline. Other non-material adjustments were identified and were corrected during this restatement process. A detailed description of the restatement and other adjustments and amounts will be contained in the Form 10-K.

    The Company anticipates filing with applicable Canadian Securities Commissions, via SEDAR, amended quarterly reports for each of the first three quarters of fiscal 2004. The Company will also file with the SEC, via EDGAR, a current report on Form 8-K containing the amended Canadian quarterly filings for each of the first three quarters of fiscal 2004.

    The attached preliminary financial statements compare the results as they were originally reported to the restated results discussed in this press release. Investors are encouraged to review this reconciliation together with the Company's SEC and SEDAR filings.

    FISCAL 2004 FINANCIAL HIGHLIGHTS

    It should be noted that the following information is presented in accordance with US GAAP. Results presented for the fourth quarter of fiscal 2003 represent previously reported Canadian GAAP amounts that have been reconciled to US GAAP for comparative purposes. The results presented for the full fiscal year 2003 reflect the restated results under US GAAP that are further described in this press release.

    Total revenues for the fourth quarter were $8.0 million, 44 percent higher than the $5.6 million for the same period a year earlier. Net loss for the fourth quarter of fiscal 2004 was $894,000, or $0.01 per basic and diluted common share. This compares with a net loss of $3.4 million, or $0.06 per basic and diluted common share, for the same period a year ago.

    Operating expenses for the fourth quarter were $7.6 million, which included $14,000 of stock-based compensation, as compared to $7.9 million, which included $1.8 million of stock-based compensation, for the same period a year earlier.

    Total revenues for fiscal 2004 were $27.0 million, 50 percent higher than the $18.0 million in fiscal 2003. Deferred revenue as of March 31, 2004 grew to $9.8 million, a 90 percent increase over the $5.2 million as of March 31, 2003.

    Net loss attributable to common shareholders for fiscal 2004 was $10.3 million, or $0.17 per basic and diluted common share. This compares with a net loss attributable to common shareholders of $20.2 million, or $0.36 per basic and diluted common share for fiscal 2003. Included in net loss attributable to common shareholders for fiscal 2004 is a non-cash amount for a beneficial conversion feature on preferred stock of $7.2 million representing the non-recurring intrinsic value of the beneficial conversion feature attached to the series A convertible preferred stock issued in July 2003.

    Net loss attributable to common shareholders for fiscal 2004, excluding the beneficial conversion feature on preferred stock of $7.2 million, was $3.1 million or $0.05 per basic and diluted common share. The beneficial conversion feature on preferred stock has not been reported in past Company filings as this amount relates to US GAAP only and, as described above, prior quarterly financial results have been presented only in Canadian GAAP.

    Operating expenses for the year were $26.0 million, which included $347,000 of stock-based compensation, as compared to $35.8 million, which included $11.6 million of stock-based compensation, for fiscal 2003. The stock-based compensation amounts referred to in this press release relate primarily to US GAAP only.

    Cash and cash equivalents increased $1.5 million to $19.4 million as of March 31, 2004 from $17.9 million as of December 31, 2003. For fiscal 2004, cash and cash equivalents increased $14.4 million to $19.4 million as of March 31, 2004. Operating cash flows totaled $1.5 million during the fourth fiscal quarter and $841,000 on the whole of fiscal 2004.

    "We are pleased the fourth quarter showed strong operating cash flows," continued Rickard. "In fact, the fourth quarter marked our third consecutive quarter of positive operating cash flow, and we were cash flow positive for the full year. In looking at the year in its entirety, we continued to execute on our business plan to drive the growth and development of the Company resulting in key customer and partner wins, technology advancements and a higher profile in the market."

    FISCAL 2004 REGIONAL FINANCIAL HIGHLIGHTS

    North American revenues of $3.0 million for the fourth quarter represented 37 percent of Q4 worldwide revenues and a 29 percent increase from $2.3 million in Q4 fiscal 2003. For the year, North American revenues increased 40 percent to $10.5 million as compared to $7.5 million for fiscal 2003.

    Revenues for the Pacific Rim region grew 45 percent to $3.0 million compared to Q4 fiscal 2003 revenues of $2.1 million and represented 38 percent of Q4 worldwide revenues. Revenues for the year in this region were $10.0 million, an increase of 46 percent over fiscal 2003 revenues of $6.9 million.

    Europe, Middle East and Africa region (EMEA) revenues for the fourth quarter were $2.0 million representing 25 percent of worldwide revenues and a 68 percent increase in revenues from $1.2 million in Q4 fiscal 2003. EMEA revenues were $6.5 million in fiscal 2004 compared to $3.6 million in fiscal 2003, an increase of 77 percent.

    BUSINESS OUTLOOK FOR FISCAL 2005

     * Revenues for fiscal 2005 are expected to be between $40.0 million and $42.0 million
     * Earnings per share for fiscal 2005 are projected to be in the range of $0.04 to $0.06 on a fully diluted basis
     * Revenues for first quarter of fiscal 2005 are expected to be in the range of $8.0 million to $8.5 million and earnings per share are projected to breakeven

    "While the Company does not normally provide guidance on a quarterly basis, in view of the enormous amount of information provided in this announcement specific to the restatement of prior period financials and the fact that our Q1 is traditionally flat quarter-over-quarter, we felt it important to provide investors a starting point for fiscal 2005," commented John Fitzgerald, BakBone's chief financial officer. "On a go-forward basis, we will resume providing only annual guidance."

    Certain of the information set forth herein, including net loss attributable to common shareholders that excludes the beneficial conversion on preferred stock, may be considered non-GAAP financial measures. The Company believes this information is useful to investors because it provides a basis for measuring the operating performance of the Company's business, excluding non-recurring items that would normally be included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles. The Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.

    QUARTERLY CONFERENCE CALL

    The Company will hold a conference call today at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time. Information not covered in this press release may be discussed in our conference call to review quarterly financial results, including the revision of the Company's financial statements and the business outlook for FY05. The call is available to all investors. While dial-in lines are limited, we do encourage investors to listen real-time to BakBone's quarterly and year-end earnings results via our web site www.bakbone.com/webcast. The telephone dial-in number to access the live call is (800) 256-6003 (domestic) or (415) 908-6241 (international). Call participants are asked to dial-in ten minutes prior to the start of the conference call. A taped archive of the call will be available for three days at (800) 633-8284 (domestic) or (402) 977-9140 (international), passcode 21193379.

    A real-time audio broadcast can be accessed at the BakBone corporate web site at www.bakbone.com/investors. For those unable to listen to the live broadcast, the webcast will be archived through Friday, June 4.

    ABOUT BAKBONE SOFTWARE, INC.

    BakBone Software (TSX: BKB; OTC Bulletin Board: BKBOF) is a leading international data recovery solution provider that develops and distributes data backup, restore, and disaster recovery software for network storage and open-systems environments worldwide. BakBone delivers scalable solutions that address the complex demands of large enterprise environments, as well as small to medium sized businesses. Founded in 2000, BakBone products are used by Fortune 1000 corporations and domestic and international government entities. Distributed through a select global network of OEM partners, resellers and solution providers, more information about BakBone's products and services can be accessed at www.bakbone.com or email info@bakbone.com.

    SAFE HARBOR STATEMENT

    This press release contains forward-looking statements that involve risks, uncertainties, assumptions and other factors, which, if they do not materialize or prove correct, could cause BakBone's results to differ materially from historical results, or those expressed or implied by such forward-looking statements. BakBone is providing this information as of May 20, 2004, and expressly disclaims any duty to update information contained in this press release. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "projects," "opportunity," "anticipates," and similar words.
These statements may include, among others, expectations as to the timing and content of our restated financial statements; plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding financial expectations or projections; any statements regarding future economic conditions or performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties may include, but are not limited to, the completion of the restated financial statements discussed in this press release, as well as the completion of the audit of those financial statements by our independent auditors; competition in our target markets; potential capital needs; management of future growth and expansion; risk of third party claims of infringement; protection of proprietary information; customer acceptance of the Company's products and fee structures; the success of BakBone's brand development efforts; risks associated with strategic alliances; reliance on distribution channels; product concentration; need to develop new and enhanced products; potential product defects; our ability to hire and retain qualified employees and key management personnel; risks associated with changes in domestic and international market conditions; and the entry into and development of international markets for the Company's products. Our forward-looking statements should be considered in the context of these and other risk factors disclosed in our most recent report filed with the Canadian Securities Administrators, which is available on the SEDAR disclosure system at www.sedar.com and/or those risk factors disclosed in the current report filed with the Securities and Exchange Commission, which may be found at www.sec.gov. All future written and oral forward-looking statements made by us or on our behalf are also subject to these factors. BakBone assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

    BakBone, BakBone Software and the BakBone logo are all trademarks or registered trademarks of BakBone Software, Inc., in the United States and/or in other countries.

    For further information, please contact Karen A. Silva, Director of Investor Relations of BakBone Software, Inc., +1-858-795-7525, karen.silva@bakbone.com.


                        BAKBONE SOFTWARE INCORPORATED
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share and share data)
                              (in U.S. dollars)
                                 (U.S. GAAP)

                                    Three months ended        Year ended
                                       March 31,               March 31,
                                    2004        2003        2004        2003
                                                                     Restated

    Revenues                       $7,984      $5,560     $27,013     $18,012
    Cost of revenues                  756         534       2,994       1,650
       Gross profit                 7,228       5,026      24,019      16,362
    Operating expenses:
       Sales and marketing          4,362       3,068      15,330      12,125
       Research and development     1,436       1,146       4,812       4,963
       General and administrative   1,737       1,504       5,440       5,710
       Stock-based compensation        14       1,770         347      11,641
       Special charges                 --          --          --         415
       Amortization of intangible
         assets                        14          14          55          55
       Impairment of goodwill          --         446          --         888
           Total operating
             expenses               7,563       7,948      25,984      35,797
           Operating loss            (335)     (2,922)     (1,965)    (19,435)
    Interest income (expense),
     net                               29         (83)         (1)       (182)
    Foreign exchange loss, net        (40)        (24)        (78)        (59)
    Other expense, net                (15)         (7)        (81)        (19)
           Loss before income taxes  (361)     (3,036)     (2,125)    (19,695)
    Provision for income taxes        533         385         951         510
           Net loss                  (894)     (3,421)     (3,076)    (20,205)
    Beneficial conversion
     feature on preferred
     stock                             --          --       7,221          --
           Net loss available
            for common
            shareholders            $(894)    $(3,421)   $(10,297)   $(20,205)

    Loss per share - basic and
     diluted                       $(0.01)     $(0.06)     $(0.17)     $(0.36)

    Weighted-average common
     shares                    64,505,943  58,184,556  60,882,811  55,536,923

    Stock-based compensation
     includes the following:

    Sales and marketing               $--         $36         $--      $1,371
    Research and development            4       1,530         276       8,289
    General and administrative         10         204          71       1,981
                                      $14      $1,770        $347     $11,641


                          BAKBONE SOFTWARE INCORPORATED
                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)
                              (in U.S. dollars)
                                 (U.S. GAAP)

                   ASSETS                       March 31,         March 31,
                                                  2004              2003
                                                                  Restated
    Current assets:
       Cash and cash equivalents                 $19,399            $5,045
       Accounts receivable, net of allowance
         for doubtful accounts
         of $135 and $87, respectively             7,416             4,822
       Other assets                                1,450               850
          Total current assets                    28,265            10,717
    Property and equipment, net                    1,942             2,239
    Intangible assets, net                           111               166
    Goodwill, net                                  4,269             4,269
    Other assets                                     810               644
          Total assets                           $35,397           $18,035

                     LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
       Accounts payable                           $1,113              $865
       Accrued liabilities                         4,056             3,017
       Current portion of deferred revenue         6,877             2,315
       Current portion of capital lease
        obligations                                   55                97
       Current portion of note payable                --             1,652
          Total current liabilities               12,101             7,946
    Deferred revenue, excluding current
     portion                                       2,930             2,837
    Capital lease obligations, excluding
     current portion                                  42                45
    Other liabilities                                 --                24
          Total liabilities                       15,073            10,852
    Shareholders' equity:
       Series A convertible preferred stock,
         no par value, 22,000,000 and zero
         shares authorized, respectively, and
         18,000,000 and zero, issued and
         outstanding, respectively,
         liquidation preference of
         $20,650, and zero, respectively          11,160                --
       Share capital, no par value,
         unlimited shares authorized,
         64,526,608 and 58,625,216 shares
         issued and outstanding, respectively    154,916           143,543
       Share capital held by subsidiary               --               (66)
       Employee benefit trust                         (5)               (1)
       Deferred compensation                         (12)             (359)
       Accumulated deficit                      (145,475)         (135,178)
       Accumulated other comprehensive loss         (260)             (756)
          Total shareholders' equity              20,324             7,183
          Total liabilities and shareholders'
           equity                                $35,397           $18,035


                        BAKBONE SOFTWARE INCORPORATED
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                          Year Ended March 31, 2002
               (in thousands, except per share and share data)
                              (in U.S. dollars)
                                 (U.S. GAAP)

                                                As Reported       As Restated
    Revenues                                        $6,609            $6,609
    Cost of revenues                                 1,158             1,158
       Gross profit                                  5,451             5,451
    Operating expenses:
       Sales and marketing                           8,281             8,281
       Research and development                      4,266             4,266
       General and administrative                    5,103             5,228
       Stock-based compensation                     17,236            21,192
       Amortization of goodwill                      4,220             4,220
       Impairment of goodwill                        2,508             2,508
       Amortization of investment in affiliate         854               854
          Total operating expenses                  42,468            46,549
          Operating loss                           (37,017)          (41,098)
    Interest expense, net                              (69)              (69)
    Foreign exchange gain, net                         110               110
    Other expense, net                                (434)             (434)
    Equity loss of affiliate                            (7)               (7)
    Minority interest                                   12                12
          Net loss                                $(37,405)         $(41,486)

    Loss per share - basic and diluted              $(0.92)           $(0.91)

    Weighted-average common shares              40,869,526        45,697,111

    Stock-based compensation includes the
     following:

    Sales and marketing                             $2,041            $3,030
    Research and development                         8,994            11,758
    General and administrative                       6,201             6,404
                                                   $17,236           $21,192


                        BAKBONE SOFTWARE INCORPORATED
                         CONSOLIDATED BALANCE SHEETS
                                March 31, 2002
                      (in thousands, except share data)
                              (in U.S. dollars)
                                 (U.S. GAAP)

                   ASSETS                          As                As
                                                Reported          Restated
    Current assets:
       Cash and cash equivalents                 $5,502            $5,502
       Restricted cash                              804               804
       Accounts receivable, net of allowance
        for doubtful accounts of $72              3,289             3,289
       Other assets                                 588               588
         Total current assets                    10,183            10,183
    Property and equipment, net                   2,762             2,762
    Intangible assets, net                           --               221
    Goodwill, net                                 5,471             5,072
    Other assets                                    630               630
         Total assets                           $19,046           $18,868

                     LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
       Accounts payable                            $645              $645
       Accrued liabilities                        1,938             1,938
       Deferred revenue                           1,297             1,119
       Current portion of capital lease
         obligations                                201               201
       Loans from related parties                    63                63
         Total current liabilities                4,144             3,966
    Note payable                                  1,950             1,950
    Capital lease obligations, excluding
     current portion                                 54                54
    Share capital to be issued                    2,877             2,877
         Total liabilities                        9,025             8,847
    Shareholders' equity:
       Share capital, no par value,
         unlimited shares authorized,
         53,121,681 shares issued and
         outstanding                            133,492           137,573
       Share capital held by subsidiary             (66)             (66)
       Employee benefit trust                      (176)            (176)
       Deferred compensation                    (11,192)         (11,192)
       Unrealized loss on marketable
         securities                                 (13)             (13)
       Accumulated deficit                     (110,892)        (114,973)
       Accumulated other comprehensive loss      (1,132)          (1,132)
         Total shareholders' equity              10,021           10,021
         Total liabilities and shareholders'
           equity                               $19,046          $18,868


                        BAKBONE SOFTWARE INCORPORATED
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                          Year Ended March 31, 2003
               (in thousands, except per share and share data)
                              (in U.S. dollars)
                                 (U.S. GAAP)

                                              As Reported       As Restated
    Revenues                                     $18,190           $18,012
    Cost of revenues                               1,650             1,650
       Gross profit                               16,540            16,362
    Operating expenses:
       Sales and marketing                        12,125            12,125
       Research and development                    4,963             4,963
       General and administrative                  5,710             5,710
       Stock-based compensation                   11,257            11,641
       Special charges                               415               415
       Amortization of intangible assets              --                55
       Impairment of goodwill                        888               888
         Total operating expenses                 35,358            35,797
         Operating loss                          (18,818)          (19,435)
    Interest expense, net                           (182)             (182)
    Foreign exchange loss, net                       (59)              (59)
    Other expense, net                               (19)              (19)
         Loss before income taxes                (19,078)          (19,695)
    Provision for income taxes                       510               510
         Net loss                               $(19,588)         $(20,205)

    Loss per share - basic and diluted            $(0.37)           $(0.36)

    Weighted-average common shares            53,259,938        55,536,923

    Stock-based compensation includes the
     following:

    Sales and marketing                           $1,371            $1,371
    Research and development                       8,289             8,289
    General and administrative                     1,597             1,981
                                                 $11,257           $11,641


                        BAKBONE SOFTWARE INCORPORATED
                         CONSOLIDATED BALANCE SHEETS
                                March 31, 2003
                      (in thousands, except share data)
                              (in U.S. dollars)
                                 (U.S. GAAP)

                   ASSETS                           As                As
                                                 Reported          Restated
    Current assets:
       Cash and cash equivalents                  $5,045            $5,045
       Accounts receivable, net of allowance
        for doubtful accounts of $87               4,822             4,822
       Other assets                                  850               850
          Total current assets                    10,717            10,717
    Property and equipment, net                    2,239             2,239
    Intangible assets, net                            --               166
    Goodwill, net                                  4,669             4,269
    Other assets                                     644               644
          Total assets                           $18,269           $18,035

                     LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
       Accounts payable                             $865              $865
       Accrued liabilities                         3,017             3,017
       Current portion of deferred revenue         5,152             2,315
       Current portion of capital lease
        obligations                                   97                97
       Note payable                                1,652             1,652
          Total current liabilities               10,783             7,946
    Deferred revenue, excluding current
     portion                                          --             2,837
    Capital lease obligations, excluding
     current portion                                  45                45
    Other liabilities                                 24                24
          Total liabilities                       10,852            10,852
    Shareholders' equity:
       Share capital, no par value,
         unlimited shares authorized,
         58,625,216 issued and outstanding       139,155           143,543
       Share capital held by subsidiary              (66)              (66)
       Employee benefit trust                         (1)               (1)
       Deferred compensation                        (435)             (359)
       Accumulated deficit                      (130,480)         (135,178)
       Accumulated other comprehensive loss         (756)             (756)
          Total shareholders' equity               7,417             7,183
          Total liabilities and shareholders'
           equity                                $18,269           $18,035


                        BAKBONE SOFTWARE INCORPORATED
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                       Three months ended June 30, 2003
               (in thousands, except per share and share data)
                              (in U.S. dollars)
                               (Canadian GAAP)

                                              As Reported       As Restated
    Revenues                                     $7,714            $5,464
    Cost of revenues                                796               796
       Gross profit                               6,918             4,668
    Operating expenses:
       Sales and marketing                        3,563             3,563
       Research and development                   1,126             1,126
       General and administrative                 1,490             1,490
         Total operating expenses                 6,179             6,179
         Operating income (loss)                    739            (1,511)
    Interest expense, net                           (38)              (38)
    Foreign exchange loss, net                       (5)               (5)
         Income (loss) before income taxes          696            (1,554)
    Provision for income taxes                      128               128
         Net income (loss)                         $568           $(1,682)

    Net income (loss) per common share:
         Basic                                    $0.01            $(0.03)
         Diluted                                  $0.01            $(0.03)

    Weighted-average common shares:
         Basic                               56,859,319        58,621,216
         Diluted                             59,178,328        58,621,216


                        BAKBONE SOFTWARE INCORPORATED
                         CONSOLIDATED BALANCE SHEETS
                                June 30, 2003
                      (in thousands, except share data)
                              (in U.S. dollars)
                               (Canadian GAAP)

                   ASSETS                           As                As
                                                 Reported          Restated
    Current assets:
       Cash and cash equivalents                  $4,031            $4,031
       Accounts receivable, net of allowance
        for doubtful accounts of $121              5,202             5,202
       Other assets                                  879               879
         Total current assets                     10,112            10,112
    Property and equipment, net                    2,295             2,295
    Goodwill, net                                  3,982             3,982
    Other assets                                     560               560
        Total assets                             $16,949           $16,949

                     LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
       Accounts payable                             $901              $901
       Accrued liabilities                         2,988             2,988
       Current portion of deferred revenue         3,989             3,295
       Current portion of capital lease
        obligations                                   75                75
       Note payable                                1,652             1,652
         Total current liabilities                 9,605             8,911
    Deferred revenue, excluding current
     portion                                         --              2,944
    Capital lease obligations, excluding
     current portion                                  83                83
         Total liabilities                         9,688            11,938
    Shareholders' equity:
       Share capital, no par value,
        unlimited shares authorized,
        58,640,216 shares issued and
        outstanding                               57,535            57,535
       Share capital held by subsidiary              (66)              (66)
       Accumulated deficit                       (49,468)          (51,718)
       Cumulative exchange adjustment               (740)             (740)
         Total shareholders' equity                7,261             5,011
         Total liabilities and shareholders'
          equity                                 $16,949           $16,949


                        BAKBONE SOFTWARE INCORPORATED
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                    Three months ended September 30, 2003
               (in thousands, except per share and share data)
                              (in U.S. dollars)
                               (Canadian GAAP)

                                              As Reported       As Restated
    Revenues                                      $6,509            $6,320
    Cost of revenues                                 683               683
       Gross profit                                5,826             5,637
    Operating expenses:
       Sales and marketing                         3,506             3,506
       Research and development                    1,079             1,079
       General and administrative                  1,010             1,010
         Total operating expenses                  5,595             5,595
         Operating income                            231                42
    Interest expense, net                             (8)               (8)
    Foreign exchange loss, net                       (18)              (18)
    Other expense, net                               (18)              (18)
         Income (loss) before income taxes           187                (2)
    Provision for income taxes                        55                55
         Net income (loss)                          $132              $(57)

    Net income (loss) per common share:
         Basic                                     $0.00             $0.00
         Diluted                                   $0.00             $0.00

    Weighted-average common shares
     outstanding:
         Basic                                58,529,769        58,777,528
         Diluted                              78,850,731        58,777,528


                        BAKBONE SOFTWARE INCORPORATED
                         CONSOLIDATED BALANCE SHEETS
                              September 30, 2003
                      (in thousands, except share data)
                              (in U.S. dollars)
                               (Canadian GAAP)

                   ASSETS                           As                As
                                                 Reported          Restated
    Current assets:
       Cash and cash equivalents                  $17,327           $17,327
       Accounts receivable, net of allowance
        for doubtful accounts of $129               5,190             5,190
       Other assets                                   927               927
         Total current assets                      23,444            23,444
    Property and equipment, net                     2,182             2,182
    Goodwill, net                                   3,982             3,982
    Other assets                                      594               594
         Total assets                             $30,202           $30,202

                     LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
       Accounts payable                              $883              $883
       Accrued liabilities                          3,018             3,018
       Current portion of deferred revenue          3,532             4,106
       Current portion of capital lease
        obligations                                    52                52
         Total current liabilities                  7,485             8,059
    Deferred revenue, excluding current
     portion                                          916             2,781
    Capital lease obligations, excluding
     current portion                                   70                70
         Total liabilities                          8,471            10,910
    Shareholders' equity:
       Series A convertible preferred stock,
         no par value, 22,000,000
         shares authorized, and
         18,000,000, issued and
         outstanding, liquidation
         preference of $24,390                      13,680            13,680
       Share capital, no par value,
         unlimited shares authorized,
         58,852,234 shares issued and
         outstanding                                57,963            57,963
       Share capital held by subsidiary                (66)              (66)
       Accumulated deficit                         (49,336)          (51,775)
       Accumulated other comprehensive loss           (510)             (510)
         Total shareholders' equity                 21,731            19,292
         Total liabilities and shareholders'
          equity                                   $30,202           $30,202


                        BAKBONE SOFTWARE INCORPORATED
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                     Three months ended December 31, 2003
               (in thousands, except per share and share data)
                              (in U.S. dollars)
                               (Canadian GAAP)

                                            As Reported       As Restated
    Revenues                                    $7,917            $7,246
    Cost of revenues                               759               759
       Gross profit                              7,158             6,487
    Operating expenses:
       Sales and marketing                       3,899             3,899
       Research and development                  1,171             1,171
       General and administrative                1,203             1,203
         Total operating expenses                6,273             6,273
         Operating income                          885               214
    Interest income, net                            16                16
    Foreign exchange loss, net                     (15)              (15)
    Other expense, net                             (48)              (48)
         Income before income taxes                838               167
    Provision for income taxes                     235               235
         Net income (loss)                        $603              $(68)

    Net income (loss) per common share:
         Basic                                   $0.01             $0.00
         Diluted                                 $0.01             $0.00

    Weighted-average common shares:
         Basic                              61,639,204        61,640,051
         Diluted                            84,929,882        61,640,051


                        BAKBONE SOFTWARE INCORPORATED
                         CONSOLIDATED BALANCE SHEETS
                              December 31, 2003
                      (in thousands, except share data)
                              (in U.S. dollars)
                               (Canadian GAAP)

                   ASSETS                            As                As
                                                  Reported          Restated
    Current assets:
       Cash and cash equivalents                  $17,879           $17,879
       Accounts receivable, net of allowance
        for doubtful accounts of $174               7,898             7,898
       Other assets                                   865               865
         Total current assets                      26,642            26,642
    Property and equipment, net                     2,063             2,063
    Goodwill, net                                   3,982             3,982
    Other assets                                      609               609
         Total assets                             $33,296           $33,296

                     LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
       Accounts payable                              $794              $794
       Accrued liabilities                          3,309             3,309
       Current portion of deferred revenue          4,688             5,787
       Current portion of capital lease
        obligations                                    44                44
         Total current liabilities                  8,835             9,934
    Deferred revenue, excluding current
     portion                                          823             2,834
    Capital lease obligations, excluding
     current portion                                   56                56
         Total liabilities                          9,714            12,824
    Shareholders' equity:
       Series A convertible preferred stock,
         no par value, 22,000,000
         shares authorized, and
         18,000,000, issued and
         outstanding, liquidation
         preference of $20,863                     11,160            11,160
       Share capital, no par value,
         unlimited shares authorized,
         64,390,921 shares issued and
         outstanding                               61,522            61,522
       Accumulated deficit                        (48,733)          (51,843)
       Accumulated other comprehensive loss          (367)             (367)
         Total shareholders' equity                23,582            20,472
         Total liabilities and shareholders'
           equity                                 $33,296           $33,296


SOURCE  BakBone Software, Inc.
    -0-                             05/20/2004
    /CONTACT: Karen A. Silva, Director of Investor Relations of BakBone Software, Inc., +1-858-795-7525, karen.silva@bakbone.com/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20031120/SDBAKLOGO
              AP Archive:  http://photoarchive.ap.org
              PRN Photo Desk, photodesk@prnewswire.com/
    /Web site:  http://www.bakbone.com/webcast /
    /Web site:  http://www.bakbone.com/investors /
    /Web site:  http://www.bakbone.com /
    (BKBOF BKB.)

CO:  BakBone Software, Inc.
ST:  California
IN:  CPR STW NET
SU:  ERN ERP CCA